UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2007

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas 66211

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 696-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

YRC Worldwide Inc. (the “Company”) provided an update regarding the participation of several of its subsidiaries in the Central States Southeast and Southwest Areas Pension Plan (the “Central States Plan”) due to the press release issued by United Parcel Service, Inc. (“UPS”) on October 1, 2007, which stated that UPS has reached a tentative agreement with the International Brotherhood of Teamsters to withdraw from the Central States Plan.

A copy of the press release announcing the update is attached to this Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated October 1, 2007

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “likely” and “believe” and similar words or expressions are intended to identify forward-looking statements. These statements are only the Company’s expectations regarding the likely withdrawal of UPS from the Central States Plan and its impact on the plan’s funded percentage. Any such withdrawal is subject to the affected UPS Teamsters ratifying their tentative labor agreement with UPS and UPS making its cash withdrawal payment to the Central States Plan before the end of 2007. Information regarding the Central States Plan funded percentage is based on publicly available information, which is often dated, and on the limited information available to the Company from plan administrators or plan trustees, which may not be independently validated. Both the current funded percentage and the projected funded percentage if UPS withdraws from the plan by the end of 2007 are based on Central States Plan actuarial estimates that the plan has not formally certified and the Company has not independently verified. These actuarial estimates include actuarial projections that include assumptions regarding the following factors (among others): the number of participating active and retired employees, the number of contributing employers, the amount of each employer’s contractual contributions, the investment returns of the plan, plan administrative costs, the number of employees and retirees participating in the plan who no longer have a contributing employer, the discount rate used to determine the funding percentage and the actuarial attributes of plan participants (such as age, estimated life and number of years until retirement). The Central States Plan is expected to determine its actual, certified funded percentage for the 2007 plan year in early 2008.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

Date: October 2, 2007	By:	/S/ DANIEL J. CHURAY
Daniel J. Churay
Executive Vice President,
General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 1, 2007

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